Exhibit 10.1

CORPORATE RESOLUTION OF THE BOARD OF DIRECTORS

OF

IMMUNE THERAPEUTICS, INC.

The undersigned, constituting all of the Directors of Immune Therapeutics, Inc. (the “Corporation”), a Florida C-Corporation, do hereby consent to the adoption of, and hereby approve and adopt, the following resolutions effective as of 12 February 2020.

WHEREAS, On September 24, 2019 Jack Brewer resigned from his position as a member of the Board of Directors of the Company and on November 11, 2019 Eddie Teraskiewicz resigned from his position as a member of the Board of Directors of the Company.

WHEREAS, On October 18, 2019 the Board of Directors appointed Michael Sander as a Director on the Board of Directors.

WHEREAS, as of the date hereof, the Company has not filed the proper paperwork with the SEC to notify them of the resignations of Jack Brewer and Eddie Teraskiewicz from the Board of the Company.

WHEREAS, as of the date hereof, the Company has not filed the proper paperwork with the SEC to notify them of the appointment of Michael Sander to the Board of Directors of the Company.

WHEREAS, the Board of Directors wants to confirm Jack Brewer’s resignations from the Board of Directors of the Company effective September 24, 2019.

WHEREAS, the Board of Directors wants to confirm Eddie Teraskiewicz’s resignations from the Board of Directors of the Company effective November 11, 2019.

WHEREAS, the Board of Directors wants to reconfirm the appointment of Michael Sander on the Board of Directors of the Company effective October 18, 2019.

NOW, THEREFORE, BE IT:

RESOLVED, that the resignations of both Jack Brewer and Eddie Teraskiewicz are hereby accepted by the Board.

RESOLVED, that the appointment of Michael Sander to the Board of Directors is hereby reconfirmed.

RESOLVED, that management of the Company will file the proper paperwork with the SEC to notify them of Jack Brewer’s and Eddie Teraskiewicz’s resignations and Michael Sander’s appointment to the Board of Directors within five (5) days of the effective date hereof.

IN WITNESS WHEREOF, the undersigned, do hereby certify that we are members of the Board of Directors of the Corporation; that the aforementioned resolutions are duly adopted and ratified by the Board of Directors of the Corporation and held in accordance with its by-laws and the laws of the State of Florida; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

[Signatures are on the following page]

/s/ Roscoe M. Moore Jr
Roscoe M. Moore Jr., DVM, Ph.D., D. Sc.
Chairman of the Board, Director

/s/ Kevin Phelps
Kevin Phelps, CPA
Director

/s/ Clifford Selsky
Clifford Selsky, M.D., Ph.D.
Director

/s/ Michael K. Handley
Michael K. Handley,
Chief Executive Officer/Director

2020 Q1 IMUN Board Resolution for previous Board Appointment and Resignations

Final Audit Report 2020-02-15

Created:	2020-02-12
By:	Kelly Wilson (kelly.wilson@immunetherapeutics.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAD8un4tUH712GgW-9EUz_vSZH_Izzdu3x

"2020 Q1 IMUN Board Resolution for previous Board Appointme nt and Resignations" History

Document created by Kelly Wilson (kelly.wilson@immunetherapeutics.com)
2020-02-12 - 7:31:29 PM GMT- IP address: 72.238.3.169

Document emailed to Michael K. Handley (mike.handley@immunetherapeutics.com) for signature
2020-02-12 - 7:32:22 PM GMT

Email viewed by Michael K. Handley (mike.handley@immunetherapeutics.com)
2020-02-12 - 9:27:10 PM GMT- IP address: 71.196.181.212

Document e-signed by Michael K. Handley (mike.handley@immunetherapeutics.com)
Signature Date: 2020-02-12 - 9:27:39 PM GMT - Time Source: server- IP address: 71.196.181.212

Document emailed to Clifford A. Selsky (cliff.selsky@immunetherapeutics.com) for signature
2020-02-12 - 9:27:41 PM GMT

Email viewed by Clifford A. Selsky (cliff.selsky@immunetherapeutics.com)
2020-02-12 - 10:42:48 PM GMT- IP address: 72.239.168.124

Document e-signed by Clifford A. Selsky (cliff.selsky@immunetherapeutics.com)
Signature Date: 2020-02-12 - 10:43:40 PM GMT - Time Source: server- IP address: 72.239.168.124

Document emailed to Dr. Roscoe M. Moore Jr. (rmoore@phrockwood.com) for signature
2020-02-12 - 10:43:43 PM GMT

Email viewed by Dr. Roscoe M. Moore Jr. (rmoore@phrockwood.com)
2020-02-15 - 1:02:16 AM GMT- IP address: 108.18.177.29

Document e-signed by Dr. Roscoe M. Moore Jr. (rmoore@phrockwood.com)
Signature Date: 2020-02-15 - 1:03:26 AM GMT - Time Source: server- IP address: 108.18.177.29

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Document emailed to Kevin J. Phelps (kevin.phelps@immunetherapeutics.com) for signature

2020-02-15 - 1:03:28 AM GMT

Email viewed by Kevin J. Phelps (kevin.phelps@immunetherapeutics.com)

2020-02-15 - 1:04:16 AM GMT- IP address: 72.225.8.11

Document e-signed by Kevin J. Phelps (kevin.phelps@immunetherapeutics.com)

Signature Date: 2020-02-15 - 1:05:57 AM GMT - Time Source: server- IP address: 72.225.8.11

Signed document emailed to Michael K. Handley (mike.handley@immunetherapeutics.com), Kevin J. Phelps (kevin.phelps@immunetherapeutics.com), Clifford A. Selsky (cliff.selsky@immunetherapeutics.com), Michael Sander (michael.sander@sortis.com), and 2 more

2020-02-15 - 1:05:57 AM GMT

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